AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 28, 1999
                                                      REGISTRATION NO. 333-72621
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                             REGISTRATION STATEMENT
                                   ON FORM S-3
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------

                        OAKWOOD MORTGAGE INVESTORS, INC.

                                  (Registrant)
             (Exact name of registrant as specified in its charter)


         NEVADA                                         88-0396566
  (State of Incorporation)                      (I.R.S. Employee I.D. No.)


                     101 CONVENTION CENTER DRIVE, SUITE 850
                             LAS VEGAS, NEVADA 89109
                                 (702) 949-0056
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          ----------------------------

          DOUGLAS R. MUIR                                    COPY TO:
          7800 MCCLOUD ROAD                              JACK A. MOLENKAMP
 GREENSBORO, NORTH CAROLINA  27409-9634                  DAVID B. RICH, III
            (336) 664-2360                               HUNTON & WILLIAMS
        (336) 664-3224 (TELECOPY)                   RIVERFRONT PLAZA, EAST TOWER
(Name, address, including zip code and telephone     951 EAST BYRD STREET
      number, including area code,                 RICHMOND, VIRGINIA 23219-4074
      of agent for service)                              (804) 788-8200
                                                    (804) 788-8218 (TELECOPY)

                          ----------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
                          -----------------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-72621
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                         ------------------------------


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                                      PART II
                                      INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

         Incorporated by reference from Item 14 of Pre-Effective Amendment No. 4 to Registrant's Registration Statement on Form S-3 (No. 72621), filed on June 25, 1999.

ITEM 15.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Incorporated by reference from Item 15 of Pre-Effective Amendment No. 4 to Registrant's Registration Statement on Form S-3 (No. 72621), filed on June 25, 1999.

ITEM 16.    EXHIBITS.

1.1 Underwriting Agreement Standard Provisions, dated May 1999, together with Form of Underwriting Agreement(1)
2.1 Plan of Merger, dated May 28, 1999, between Registrant and Oakwood Mortgage Investors, Inc. (North Carolina)(3)
3.1          Restated Articles of Incorporation of Registrant(3)
3.2          Amended and Restated By-Laws of Registrant(3)
4.1          Form of Pooling and Servicing Agreement(1)
4.2          Standard Terms to Pooling and Servicing Agreement (May 1999
             Edition)(1)
4.3          Form of Guaranty Agreement(1)
4.4 Assumption and Amendment Agreement, dated May 28, 1999, among Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee(3)
4.5 Assumption and Amendment Agreement, dated May 28, 1999, among Registrant, Oakwood Acceptance Corporation, as Servicer, and The Bank of New York, as Trustee(3)
5.1          Legality Opinion of Hunton & Williams(2)
5.2          Opinion of Kolesar & Leatham, Chtd.(1)
5.3          Legality Opinion re: Series 1999-C
8.1          Tax Opinion re: Adequacy of Prospectus Disclosure(1)
8.2          Tax Opinion re: REMIC Certificates(2)
8.3          Tax Opinion re: Non-REMIC Certificates(2)
8.4          Tax Opinion re: Series 1999-C (contained in Exhibit 5.3)
23.1 Consent of Hunton & Williams is contained in their opinions filed as Exhibits 5.1, 5.3, 8.1, 8.2, 8.3 and 8.4
23.2         Consent of PricewaterhouseCoopers LLP(1)
23.3 Consent of Kolesar & Leatham, Chtd. is contained in their opinion filed as Exhibit 5.2
24.1         Power of Attorney(1)
99.1 Form of Sales Agreement between the Registrant, as Purchaser, and Oakwood Acceptance Corporation, as Seller(1)
-------------------------

         (1) Incorporated by reference to Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form S-3 (No. 72621), filed on May 28, 1999.
         (2) Incorporated by reference to Exhibit to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-3 (No. 72621), filed on June 23, 1999.
         (3) Incorporated by reference to Exhibit to the Registrant's Current Report on Form 8-K dated May 28, 1999 and filed June 11, 1999.

ITEM 17.  UNDERTAKINGS.

         Incorporated by reference from Item 17 of Pre-Effective Amendment No. 4 to Registrant's Registration Statement on Form S-3 (No. 72621), filed on June 25, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 (including the security rating requirement) and has duly caused this Post-Effective Amendment No. 1 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on June 28, 1999.

                                                   OAKWOOD MORTGAGE INVESTORS,
                                                     INC. (REGISTRANT)


                                                   /s/ Zaklina McGrew
                                                  ----------------------------
                                                  Dennis W. Hazelrigg*
                                                  President



      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                 Signature                                   Capacity                               Date
                 ---------                                   --------                               ----
         /s/ Zaklina McGrew                          Director and President                      June 28, 1999
------------------------------------                 (PRINCIPAL EXECUTIVE OFFICER)
         Dennis W. Hazelrigg*

         /s/ Zaklina McGrew                          Director, Vice President and                June 28, 1999
------------------------------------                 Treasurer  (PRINCIPAL FINANCIAL
         Zaklina McGrew                              OFFICER AND PRINCIPAL ACCOUNTING
                                                     OFFICER)



         /s/ Zaklina McGrew                          Director and Secretary                      June 28, 1999
------------------------------------
         Monte L. Miller*



-------------------------------------                Director                                    June __, 1999
         Joshua C. Miller

*        As attorney-in-fact pursuant to
         a power-of-attorney previously filed
         with the Securities and Exchange
         Commission

                                      II-2